As filed with the Securities and Exchange Commission on July 24, 2002

SCHEDULE 14A INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrants |X| Filed by a Party other than the Registrants |_|	Check the appropriate box: |_| Preliminary Proxy Statement |X| Definitive Proxy Statement |_| Definitive Additional Materials |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES MASTER INSTITUTIONAL MONEY MARKET TRUST

(Name of Registrants as Specified In Their Charters)

SAME AS ABOVE

(Name of Persons Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

|X|	No fee required.

|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1)	Title of each class of securities to which transaction applies: _____________________________

(2)	Aggregate number of securities to which transaction applies: _____________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

(4)	Proposed maximum aggregate value of transaction: _____________________

|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:_______________________

(2)	Form, Schedule or Registration Statement No.: _____________________

(3)	Filing Party: __________________________________

(4)	Date Filed: ___________________________________


MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES MASTER INSTITUTIONAL MONEY MARKET TRUST One Financial Center Boston, Massachusetts 02111

NOTICE OF MEETINGS OF SHAREHOLDERS

TO BE HELD ON AUGUST 30, 2002

TO THE SHAREHOLDERS OF: MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES MASTER INSTITUTIONAL MONEY MARKET TRUST

NOTICE IS HEREBY GIVEN that a Meeting of Shareholders (the “Meeting”) of each of Merrill Lynch Funds For Institutions Series (the “Trust”) and Master Institutional Money Market Trust (the “Master Trust”) will be held at the offices of Merrill Lynch Investment Managers, L.P., One Financial Center, 23rd Floor, Boston, Massachusetts 02111 on Friday, August 30, 2002, at 10:00 a.m., Eastern time, in the case of the Trust, and 10:30 a.m., Eastern Time, in the case of the Master Trust, for the following purposes:

1)	To elect Trustees of the Trust and the Master Trust; and

2)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Shareholders of each series of the Trust will vote together as a single class on the proposal. The shareholders of Merrill Lynch Institutional Fund, Merrill Lynch Premier Institutional Fund and Merrill Lynch Institutional Tax-Exempt Fund also will vote in connection with the election of the Trustees of the Master Trust.

The Board of Trustees of the Trust and the Master Trust has fixed the close of business on June 25, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

A complete list of the shareholders of the Trust and the Master Trust entitled to vote at the Meeting will be available and open to the examination of any shareholder for any purpose germane to the Meeting during ordinary business hours from and after August 16, 2002, at the office of the Trust, One Financial Center, Boston, Massachusetts 02111. You are cordially invited to attend the Meeting.

Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust and the Master Trust.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact Merrill Lynch at 1-800-225-1576.

By Order of the Board of Trustees PHILLIP S. GILLESPIE Secretary

Boston, Massachusetts Dated: July 24, 2002

PROXY STATEMENT

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES MASTER INSTITUTIONAL MONEY MARKET TRUST

One Financial Center Boston, Massachusetts 02111

MEETINGS OF SHAREHOLDERS

AUGUST 30, 2002

TABLE OF CONTENTS

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of Merrill Lynch Funds For Institutions Series (the “Trust”) and Master Institutional Money Market Trust (the “Master Trust”) to be voted at the Meeting of Shareholders of each of the Trust and the Master Trust (the “Meeting”), to be held at the offices of Merrill Lynch Investment Managers, L.P., One Financial Center, Boston, MA 02111, on Friday, August 30, 2002 at 10:00 a.m., Eastern time, in the case of the Trust, and 10:30 a.m., Eastern time, in the case of the Master Trust. The approximate mailing date of this Proxy Statement is July 31, 2002.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. The Meeting of shareholders is being called to consider and act upon one proposal. The proposal is to elect Trustees of the Trust and the Master Trust. It is proposed that the same Trustee nominees serve on the Board of the Trust and the Master Trust. Shareholders of each series of the Trust will vote together as a single class on the proposal. Each of Merrill Lynch Institutional Fund, Merrill Lynch Premier Institutional Fund and Merrill Lynch Institutional Tax-Exempt Fund (each, a “Feeder Fund” and collectively, the “Feeder Funds”) is a feeder fund that invests all of its assets in a corresponding series of the Master Trust (each, a “Master Fund”). Thus, shareholders of each Feeder Fund also will vote in connection with the election of the Trustees of the Master Trust.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

1) “FOR” the election of the Trustee nominees of the Trust and the Master Trust.

Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary at the address indicated above or by voting in person at the Meeting.

The Board has fixed the close of business on June 25, 2002 (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held and fractional votes for fractional shares held, with no shares having cumulative voting rights. As of the Record Date, each series of the Trust (each, a “Fund”) had outstanding the number of shares of beneficial interest set forth below:

Name of Fund	Number of Shares Outstanding as of June 25, 2002
Merrill Lynch Premier Institutional Fund	46,768,880,853
Merrill Lynch Institutional Fund	13,596,093,649
Merrill Lynch Government Fund	5,370,094,761
Merrill Lynch Treasury Fund	1,335,582,428
Merrill Lynch Institutional Tax-Exempt Fund	4,963,095,231

Total Shares Outstanding	72,033,746,922

To the knowledge of the Trust, as of the Record Date, no entities owned beneficially more than five percent of the outstanding shares of any Fund at such date other than: Vornado Investments LLC, Attention: Alycia Davis, 210 Route 4, Paramus, NJ 07652, owning 125,745,813.37 shares of beneficial interest of Merrill Lynch Treasury Fund representing 9.42% of the fund, Alltel Corporation, P.O. Box 8015, Little Rock, AR 72203-8015, owning

2

200,235,087.80 shares of beneficial interest of Merrill Lynch Treasury Fund representing 14.99% of the fund, National Indemnity Company, Attention: Dale Geistkemper, 3024 Harney Street, Omaha, NE 68131-3580, owning 710,415,688.47 shares of beneficial interest of Merrill Lynch Government Fund representing 13.23% of the fund, BH Finance LLC, c/o Berkshire Hathaway Inc., 1440 Kiewit Plaza, Omaha, NE 68131-3302, owning 349,673,208.61 shares of beneficial interest of Merrill Lynch Government Fund representing 6.51% of the fund, Amgen Inc., Attention: Jayme Muzik, One Amgen Center Drive, Mail Stop 27-5-C, Thousand Oaks, CA 91320-1799, owning 2,435,221,455.76 shares of beneficial interest of Merrill Lynch Premier Institutional Fund representing 5.21% of the fund.

The Board knows of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

ITEM 1: ELECTION OF TRUSTEES

 At the Meeting, the Trustee nominees of the Trust and the Master Trust will be elected to serve until their successors are elected and qualified or until their earlier resignation or removal. The election of the Trustee nominees will become effective on October, 1, 2002. It is proposed that the same Trustee nominees serve on the Board of the Trust and the Master Trust.

It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the following Trustee nominees: David O. Beim, James T. Flynn, Terry K. Glenn, Todd Goodwin, George W. Holbrook, Jr., W. Karl Kester and Karen P. Robards.

Biographical Information

Certain biographical and other information relating to the Trustee nominee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Trust and the Master Trust is set forth below:

Name, Address and Age of Trustee Nominee	Position(s) Held with the Trust and the Master Trust	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Terry K. Glenn* (61) P.O. Box 9011 Princeton, NJ 08543	Trustee	Trustee of the Trust since 1990; Trustee of the Master Trust since 2001

Chairman (Americas Region) since 2001; Executive Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) since 1983; President, Merrill Lynch Mutual Funds since 1999; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, LP (“Princeton Administrators”) since 1988. Director of Financial Data Services, Inc. (“FDS”) since 1985.

				116 registered investment companies consisting of 184 portfolios	None
(footnotes on following page)

3

*	Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Trust and the Master Trust based on his positions as Chairman (Americas Region) and Executive Vice President of MLIM and FAM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators.
**	The Trustees will serve for an indefinite term until their successors are duly elected and qualified.

Certain biographical and other information relating to the Board Member nominees who are not (or would not be) “interested persons,” as defined in the Investment Company Act, of the Trust and the Master Trust is set forth below:

Name, Address and Age of Trustee Nominee	Position(s) Held with the Trust and the Master Trust	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
David O. Beim (61)* 410 Uris Hall Columbia University New York, NY 10027	Nominee	N/A	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Chairman of Outward Bound U.S.A. since 1997; Chairman of Wave Hill, Inc. since 1980.	8 registered investment companies consisting of 8 portfolios	None

James T. Flynn (62)* P.O. Box 9011 Princeton, NJ 08543-9011	Trustee	Trustee of the Trust since 1995; Trustee of the Master Trust since 2001	Chief Financial Officer of J.P. Morgan & Co. Inc. from 1990 to 1995 and an employee of J.P. Morgan in various capacities from 1967 to 1995.	8 registered investment companies consisting of 8 portfolios	None

Todd Goodwin (70)* 600 Madison Avenue New York, NY 10022	Trustee	Trustee of the Trust since 1998; Trustee of the Master Trust since 2001	General Partner of Gibbons, Goodwin, van Amerongen (investment banking firm) since 1984; Director of Johns Manville Corporation (building materials).	2 registered investment companies consisting of 8 portfolios	None

George W. Holbrook, Jr. (70)* 107 John Street Southport, CT 06490	Trustee	Trustee of the Trust since 1990; Trustee of the Master Trust since 2001

Managing Partner of Bradley Resources Company (private investment company) and associated with that firm and its predecessors since 1953; Director of Thoratec Corporation (medical device manufacturers)

				2 registered investment companies consisting of 8 portfolios	Thoratec Corporation

W. Carl Kester (50)* 856 Lowell Road Concord, MA 01742	Trustee	Trustee of the Trust since 1995; Trustee of the Master Trust since 2001

Industrial Bank of Japan Professor of Finance, Senior Associate Dean and Chairman of the MBA Program of Harvard University Graduate School of Business Administration since 1999; James R. Williston Professor of Business Administration of Harvard University Graduate School of Business from 1997 to 1999; MBA Class of 1958 Professor of Business Administration of Harvard University Graduate School of Business Administration from 1981 to 1997; Independent Consultant since 1978.

				8 registered investment companies consisting of 8 portfolios	None

4

Name, Address and Age of Trustee Nominee	Position(s) Held with the Trust and the Master Trust	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Karen P. Robards (52)* P.O. Box 9011 Princeton, NJ 08543-9011	Nominee	N/A

President of Robards & Company, a financial advisory firm, for more than five years; Director of Enable Medical Corp. since 1996; Director of AtriCure, Inc. since 2000; Director of CineMuse Inc. from 1996 to 2000; Director of the Cooke Center for Learning and Development, a not-for-profit organization, since 1987.

				8 registered investment companies consisting of 8 portfolios	None

*	Each of the Trustee nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser and will be a member of the Audit and Nominating Committee of the Trust and the Master Trust if elected a Trustee.
**	The Trustees will serve for an indefinite term until their successors are duly elected and qualified.

The Board of Trustees knows of no reason why any of the Trustee nominees listed above will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

Committee and Board Meetings. The Board of Trustees has a standing Audit and Nominating Committee (the “Committee”), which consists of Trustees who are not “interested persons” of the Trust or the Master Trust within the meaning of the Investment Company Act. The principal responsibilities of the Committee are to: (i) recommend to the Board the selection, retention or termination of the Trust’s and the Master Trust’s independent auditors; review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Trust’s and the Master Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) review on a periodic basis a formal written statement from the independent auditors with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the independent auditors and recommend that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s and the Master Trust’s accounting and financial reporting policies and practices and internal controls. The Board of Trustees has adopted a written charter for the Committee. The Committee has considered that the independent auditors did not provide any non-audit services for the Trust or the Master Trust, or services of any kind for the Trust’s or the Master Trust’s investment manager or its affiliates. The Committee also reviews and nominates candidates to serve as non-interested Trustees. The Committee generally will not consider nominees recommended by shareholders of the Trust. The non-interested Trustees have retained independent legal counsel to assist them in connection with these duties.

During the Trust’s and the Master Trust’s most recently completed fiscal year, each of the Trustees then in office attended at least 75% of the four meetings of the Board of Trustees held during the fiscal year and, if a member, of the three meetings of the Committee held during the period for which he or she served.

5

Interested Persons. The Trust considers Mr. Glenn to be an “interested person” of the Trust and the Master Trust within the meaning of Section 2(a)(19) of the Investment Company Act. Mr. Glenn is the President of the Trust and the Master Trust.

Compensation of Trustees. The Investment Adviser pays all compensation to all officers of the Trust and the Master Trust and all Trustees of the Trust and the Master Trust who are affiliated with Merrill Lynch & Co., Inc. (“ML & Co.”) or its subsidiaries. The Trust (in the case of Merrill Lynch Government Fund and Merrill Lynch Treasury Fund) and the Master Trust (in the case of each Master Fund) pays fees to each Trustee who is not affiliated with the Investment Adviser (each, a “non-affiliated Trustee”) for service to the Trust and the Master Trust. The Trust and the Master Trust pay each non-affiliated Trustee an aggregate annual fee of $40,000 for serving as a Trustee plus an aggregate fee of $2,500 for each Board meeting attended in person.

The Trust and the Master Trust reimburse the non-affiliated Trustees for actual out-of-pocket expenses relating to attendance at meetings. Information relating to the fees and expenses paid by the Trust and the Master Trust to the non-affiliated Trustees during the most recently completed fiscal year is set forth in Exhibit A to this Proxy Statement.

Officers of the Funds. Information relating to the officers of the Trust and the Master Trust is set forth in Exhibit B to this Proxy Statement. Officers of the Trust and the Master Trust are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

Share Ownership. None of the Trustee nominees owned beneficially or of record any shares of a Fund as of the Record Date. Set forth in Exhibit A to this Combined Proxy Statement is the aggregate dollar range of securities in all registered funds overseen or to be overseen by each Trustee nominee in the Merrill Lynch family of funds. As of the Record Date, the Trustee nominees and officers of the Trust and the Master Trust as a group owned an aggregate of less than 1% of the shares of each Fund outstanding at such date. As of the Record Date, other than Mr. Glenn, no Trustee nominee and his or her immediate family members owned beneficially or of record any securities of ML & Co. At such date, Mr. Glenn, a Trustee and interested person of the Trust and the Master Trust, and President of the Trust and the Master Trust, and the other officers of the Trust and the Master Trust, owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

Vote Required

For the Trust, assuming a quorum is present, approval of Item 1 will require the affirmative vote of a plurality of the votes cast by all Funds voting together. A “plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. For the Master Trust, assuming a quorum is present, approval of Item 1 will require the affirmative vote by more than 50% of the total interests of the holders present of all Feeder Funds voting together. The election of the Trustee nominees will become effective on October 1, 2002.

The shareholders of Merrill Lynch Premier Institutional Fund, Merrill Lynch Institutional Fund and Merrill Lynch Institutional Tax-Exempt Fund will vote in connection with the election of Trustees of the Trust and the Master Trust.

The Board of Trustees recommends that the shareholders of the Trust and the Master Trust vote FOR the election of the Trustee nominees.

6

ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed forms of proxy and accompanying Notice and Proxy Statement will be borne by each Fund (in the case of the Feeder Funds, indirectly through the Master Funds) in proportion to its relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the shares of the Funds.

In order to obtain the necessary quorum at the Meetings, supplementary solicitations may be made by mail, telephone, telegraph or personal interview by officers of the Trust.

Quorum

A quorum for the Meeting consists of holders of one-third of the outstanding shares (with all Funds (in the case of the Trust) or Feeder Funds (in the case of the Master Trust) taken together) present at the Meeting in person or by proxy.

If, by the time scheduled for the Meeting, a quorum of the shareholders is not present or if a quorum is present but sufficient votes in favor of approval of the proposal is not received from the shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Trust or the Master Trust, as the case may be, present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the best interests of the Trust’s or the Master Trusts’ shareholders, as the case may be.

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Trust or the Master Trust, as the case may be. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting or any adjournment thereof in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the election of the Trustee nominees.

It is not anticipated that any matters other than the election of trustees will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Additional Voting Information

In addition to the use of the mails, proxies may be solicited by telephone, telegraph, facsimile or personal interview. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholders’ identity. In all cases where a telephonic authorization is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received this Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions,

7

a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Shareholders requiring further information will respect to telephonic or electronically transmitted voting instructions or the proxy generally should call toll free 1-800-225-1576.

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”),holding shares of the Trust in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on the proposal before the Meeting. The Trust and the Master Trust understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Trustees if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. MLPF&S has advised the Trust that if it votes shares held in its name for which no instructions have been received on Item 1, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. The Trust will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of a quorum. Assuming the presence of a quorum, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 for the Trust and will have the same effect as a vote against Item 1 for the Master Trust.

Independent Auditors’ Fees

The following table sets forth the aggregate fees paid to the independent auditors for the Trust’s and the Master Trust’s most recent fiscal year for professional services rendered for: (i) the audit of the Trust’s and the Master Trust’s annual financial statements and the review of financial statements included in the Trust’s and the Master Trust’s reports to shareholders; (ii) all other audit related services provided to the Trust and the Master Trust; and (iii) all other non-audit services provided to the Investment Adviser, and entities controlling, controlled by or under common control with the Investment Adviser that provide services to the Trust and the Master Trust. For the Trust’s and the Master Trust’s most recent fiscal year, the independent auditors did not render any professional services for financial information systems design and implementation services to the Trust or the Master Trust, its Investment Adviser and entities controlling, controlled by or under common control with the Investment Adviser that provide services to the Trust or the Master Trust. The Committee has determined that the provision of non-audit services under clauses (ii) and (iii) are compatible with maintaining the independence of the independent auditors. The independent auditors for the Trust and the Master Trust are Deloitte & Touche LLP (“D&T”). Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

	Audit Fees Charged	Financial Information Systems Design and Implementation Fees	All Other Fees	Fiscal Year End
Trust	$ 236,450	None	$ 32,750	4/30

Master Trust	None	None	None	4/30

8

Address of Investment Adviser and Distributor

The principal office of the Investment Adviser is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. FAM Distributors, Inc., the distributor of the Trust and the placement agent of the Master Trust, is located at One Financial Center, 23rd Floor, Boston, Massachusetts 02111.

Annual Report Delivery

Each of the Trust and the Master Trust will furnish, without charge, a copy of its annual report for its last fiscal year to any shareholder upon request. Such requests should be directed in writing to State Street Bank and Trust Company, P.O. Box 8118, Boston, Massachusetts 02266-8118 or by telephone to 1-800-225-5150 or 1-800-972-5555.

Shareholders’ Meetings

Neither the Trust’s nor the Master Trust’s Declaration of Trust requires that it hold annual meetings of shareholders. The Trust and the Master Trust will be required, however, to call special meetings of shareholders in accordance with the requirements of the Investment Company Act, including to seek approval of new management and advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of the Trust or the Master Trust, as the case may be. The Trust and the Master Trust also would be required to hold a shareholders’ meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders.

Pursuant to Master Trust’s charter, a shareholders’ meeting may be called at any time by a majority of the Trustees and shall be called by any Trustee upon the written request of shareholders holding, in the aggregate, not less than 10% of the interests of a Master Fund (if the meeting relates solely to that Master Fund), or not less than 10% of the interests of the Master Trust (if the meeting relates to the Master Trust and not solely to a particular Master Fund), such request specifying the purpose or purposes for which such meeting is to be called. The by-laws of the Trust allow a meeting to be called by a majority of the Board, the President, or on the written request of 10% of the outstanding shares of beneficial interest of the Trust or a Fund (if the meeting relates solely to that Fund) entitled to vote at such meeting.

Shareholder Proposals

Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Trust or the Master Trust, as the case may be, a reasonable time before the Trustees’ solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Trust or the Master Trust a reasonable period of time before the Trustees’ solicitation relating to such meeting is made. Written proposals should be sent to the Secretary of the Trust or the Master Trust, as the case may be, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

By Order of the Board of Trustees PHILLIP S. GILLESPIE Secretary

Boston, Massachusetts Dated: July 24, 2002

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EXHIBIT A

INFORMATION PERTAINING TO TRUSTEE NOMINEES

Compensation of Trustees

Set forth in the table below is information regarding compensation for serving as a Trustee paid by the Trust and the Master Trust to the non-affiliated Trustees during the Trust’s and the Master Trust’s most recently completed fiscal year, along with the aggregate compensation paid by all MLIM/FAM-advised funds to the non-affiliated Trustee nominees for the year ended December 31, 2001.

Name	Compensation Paid by the Trust[1]	Compensation Paid by the Master Trust[1]	Aggregate Compensation Paid by MLIM/FAM- Advised Funds
David O. Beim	N/A	N/A	$ 47,500
James T. Flynn	$50,000	$ 0	$102,500
Todd Goodwin	$50,000	$ 0	$ 50,000
Geroge H. Holbrook, Jr.	$50,000	$ 0	$ 50,000
W. Carl Kester	$50,000	$ 0	$102,500
Karen P. Robards	N/A	N/A	$ 52,500

1	No pension or retirement benefits are accrued as part of Trust or Master Trust expenses.

Set forth in the table below is information regarding the estimated aggregate compensation to be paid by the Trust and the Master Trust to the non-affiliated Trustee nominees for a 12-month period, assuming (a) the election of all nominees as Trustees, (b) that each of the Trust and the Master Trust holds four Board meetings and four Committee meetings during such period and (c) that each Trustee attends each such meeting in person.

Name	Compensation To Be Paid by the Trust[1]	Compensation To Be Paid by the Master Trust[1]
David O. Beim	$5,000	$45,000
James T. Flynn	$5,000	$45,000
Todd Goodwin	$5,000	$45,000
Geroge H. Holbrook, Jr.	$5,000	$45,000
W. Carl Kester	$5,000	$45,000
Karen P. Robards	$5,000	$45,000

1	No pension or retirement benefits will be accrued as part of Trust or Master Trust expenses.

A-1

Information relating to the share ownership by the Trustee nominees as of the Record Date is set forth below.
Trustee Nominee	Aggregate Dollar Range of Equity in All Merrill Lynch Funds Overseen or to be Overseen by Trustee Nominee
Interested Trustee
Terry K. Glenn	Over $100,000
Non-Interested Trustees
David O. Beim	None
James T. Flynn	Over $100,000
Todd Goodwin	None
George H. Holbrook, Jr.	None
W. Carl Kester	$1-$10,000
Karen P. Robards	Over $100,000

A-2

EXHIBIT B

INFORMATION PERTAINING TO OFFICERS

Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Proxy Statement to which this Exhibit is attached.

Certain biographical and other information relating to the officers of the Trust and the Master Trust is set forth below:
Name, Address and Age of Officers	Position(s) Held with the Trust and Master Trust	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Terry K. Glenn* (61) P.O. Box 9011 Princeton, NJ 08543	Trustee and President	Trustee of the Trust since 1990; President of the Trust since 2001; Trustee and President of the Master Trust since 2001

Chairman (Americas Region) since 2001; Executive Vice President of MLIM and FAM since 1983; President, Merrill Lynch Mutual Funds since 1999; Executive Vice President and Director of Princeton Services since 1993; President of FAMD since 1986 and Director thereof since 1991; President of Princeton Administrators since 1988; FDS since 1985.

				116 registered investment companies consisting of 184 portfolios	None

William M. Breen (47) One Financial Center 23rd Floor Boston, MA 02111	Treasurer	Treasurer of the Trust since 1990; Treasurer of the Master Trust since 2001	Vice President of MLIM since 1993 and Vice President of FAMD since 1990 and Assistant Vice President of FAMD prior thereto.	2 registered investment companies consisting of 8 portfolios	None

Barry F.X. Smith (36) One Financial Center 23rd Floor Boston, MA 02111	Senior Vice President	Senior Vice President of the Trust since 2001; Senior Vice President of the Master Trust since 2001	Managing Director of MLIM since 2001; Director of MLIM from 1999 to 2001; Vice President of MLIM from 1996 to 1999; Employee of FAMD since 1987.	2 registered investment companies consisting of 8 portfolios	None

Michael V. Petrella (36) One Financial Center 23rd Floor Boston, MA 02111	Assistant Treasurer	Assistant Treasurer of the Trust since 1998; Assistant Treasurer of the Master Trust since 2001	Assistant Vice President of MLIM since 2000; Employee of FAMD since 1996; an employee of Bank of Boston prior thereto.	2 registered investment companies consisting of 8 portfolios	None

Patricia A. Schena (44) One Financial Center 23rd Floor Boston, MA 02111	Assistant Secretary	Assistant Secretary of the Trust since 1990; Assistant Secretary of the Master Trust since 2001	Vice President of MLIM since 1996; Assistant Vice President of FAMD since 1990, and an employee of FAMD since 1980.	2 registered investment companies consisting of 8 portfolios

B-1

Name, Address and Age of Officers	Position(s) Held with the Trust and Master Trust	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Donald C. Burke (41) P.O. Box 9011 Princeton, NJ 08543	Vice President	Vice President of the Trust since 1993; Vice President of the Master Trust since 2001

First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM since 1990.

				117 registered investment companies consisting of 185 portfolios	None

John Ng (47) One Financial Center 23rd Floor Boston, MA 02111	Vice President	Vice President of the Trust since 1993; Vice President of the Master Trust since 2001	Director of MLIM since 1998; Vice President of MLIM from 1984 to 1998; Assistant Vice President of MLIM from 1981 to 1984.	2 registered investment companies consisting of 8 portfolios	None

Kevin Schiatta (45) One Financial Center 23rd Floor Boston, MA 02111	Vice President	Vice President of the Trust since 1994; Vice President of the Master Trust since 2001	Director of MLIM since 2000; Vice President of MLIM from 1985 to 2000.	2 registered investment companies consisting of 8 portfolios	None

P. Michael Walsh (33) One Financial Center 23rd Floor Boston, MA 02111	Vice President	Vice President of the Trust since 1998; Vice President of the Master Trust since 2001	Managing Director of MLIM since 1998; Vice President of MLIM from 1993 to 1998 and associated therewith since 1991.	2 registered investment companies consisting of 8 portfolios	None

Phillip Gillespie (37) P.O. Box 9011 Princeton, NJ 08543	Secretary	Secretary of the Trust since 1998; Secretary of the Master Trust since 2001

First Vice President of MLIM since 2001; Director of MLIM from 1999 to 2000; Vice President of MLIM from 1999 to 2000; attorney associated with MLIM from 1998 to 1999; Assistant General Counsel of Chancellor LGT Asset Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.

				13 registered investment companies consisting of 20 portfolios	None

*	Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Trust and the Master Trust based on his positions as Chairman (Americas Region) and Executive Vice President of MLIM and FAM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators. As of the Record Date, Mr. Glenn owned less than 1% of Merrill Lynch & Co., Inc.
**	Elected by and serves at the pleasure of the Board of Trustees of the Trust and the Master Trust.

B-2

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES
One Financial Center Boston, Massachusetts 02111

P R O X Y

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints William M. Breen, Michael V. Petrella and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of beneficial interest of Merrill Lynch Funds For Institutions Series (the “Trust”) held of record by the undersigned on June 25, 2002 at the meeting of shareholders of the Trust to be held on Friday, August 30, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or | | in blue or black ink.

1.	Election of Trustees of Merrill Lynch Funds For Institutions Series

FOR ALL |_|	AGAINST ALL |_|	FOR ALL EXCEPT |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write the nominee’s number on the line below.
01 Terry K. Glenn 02 David O. Beim 03 James T. Flynn 04 Todd Goodwin 05 George W. Holbrook, Jr. 06 W. Carl Kester 07 Karen P. Robards

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _______________, 2002

X_______________________________________________________
                                                             Signature

X_______________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

MASTER INSTITUTIONAL MONEY MARKET TRUST
One Financial Center Boston, Massachusetts 02111

P R O X Y

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints William M. Breen, Michael V. Petrella and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of beneficial interest of Master Institutional Money Market Trust (the “Master Trust”) held of record by the undersigned on June 25, 2002 at the meeting of shareholders of the Master Trust to be held on Friday, August 30, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or | | in blue or black ink.

1.	Election of Trustees of Master Institutional Money Market Trust

FOR ALL |_|	AGAINST ALL |_|	FOR ALL EXCEPT |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write the nominee’s number on the line below.
01 Terry K. Glenn 02 David O. Beim 03 James T. Flynn 04 Todd Goodwin 05 George W. Holbrook, Jr. 06 W. Carl Kester 07 Karen P. Robards

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _______________, 2002

X_______________________________________________________
                                                             Signature

X_______________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.